UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 6, 2023

374WATER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27866	88-0271109
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

701 W Main Street, Suite 410 Durham, NC 27701

(Address of Principal Executive Offices)(Zip Code)

(919) 888-8194

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCWO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 10, 2023, 374Water Inc. (the “Company”) issued a press release reporting the Company’s results for the quarter ended September 30, 2023 (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 6, 2023, the Company appointed Brad I. Meyers as its Chief Operating Officer (“COO”).

Mr. Meyers, 53, has served as the Company’s Head of Manufacturing since August 1, 2023. From 2022 to 2023, Mr. Meyers served as the Director of Engineering Services for NRTC Automation / NRTC Equipment Sales (“NRTC”), a private company. From 2015 to 2023, Mr. Meyers provided various engineering, design and construction services for multiple liquid ECOAT systems, industrial wastewater systems, and robotics to NRTC and other private companies. From 2012 to 2018, Mr. Meyers served as the Chief Operating Officer of New Rubber Technologies Holdings Inc. (“NRTH”) where he was instrumental in the construction and operation of the first at scale commercial rubber devulcanization plant in North America as well as the commercialization and implementation of other specialized processes developed by New Rubber Technologies of Canada. NRTC is a spin-off of NRTH.

Mr. Meyers will receive an annual base salary of $200,000. Mr. Meyers received an option grant to purchase up to 400,000 shares of the Company’s common stock at an exercise price of $1.42 per share, the closing price of the Company’s common stock on November 6, 2023. The option vests and become exercisable over a three-year period with: (a) 25% vesting on November 6, 2023 and (b) the balance vesting equally every month thereafter over the following 36 months.

Mr. Meyers has no familial relationships with the Company and there have been no reportable related party transactions between the Company and Mr. Meyers.

Item 7.01 Regulation FD Disclosure.

The Company announced Mr. Meyers’s appointment as COO in the Press Release. The Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	374Water Inc. Press Release dated November 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2023

/s/ Jeffrey M. Quick
Jeffrey M. Quick
Interim Chief Executive Officer

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